AXP(R)
     U.S. Government
         Mortgage
              Fund

2002 SEMIANNUAL REPORT

AXP U.S. Government Mortgage Fund seeks to provide shareholders with current income as its primary goal and, as its secondary goal, preservation of capital.

American
   Express(R)
 Funds

AMERICAN
   EXPRESS(R)

Table of Contents

From the Chairman                                        2
Economic and Market Update                               4
Fund Snapshot                                            6
Questions & Answers with Portfolio Management            7
Investments in Securities                               10
Financial Statements                                    13
Notes to Financial Statements                           16
Results of Meeting of Shareholders                      24


(photo of) Arne H. Carlson

From the Chairman

Arne H. Carlson
Chairman of the board

Dear Shareholders,

As we begin a new year, the proposed Bush economic stimulus package and potential conflicts around the globe are capturing headlines. While we don't know exactly what the future will bring for investors, we do know the past three years have been extremely difficult. Negative investment returns persisted in 2002 and the investing public also had their confidence in the integrity of corporations shaken. While the scandals appear to be largely behind us, the recent past offers lessons on investing and on governance, which I would like to discuss with you.

First, and importantly, we have learned that diversification is not just a concept but a key tactic investors can use to help preserve assets. Many investors have come to a new understanding of their own degree of risk tolerance after three years of down markets. We would encourage you to work closely with your financial advisor to build a diversified portfolio designed to match your current thoughts about risk and reward.

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From the Chairman

A second lesson of 2002 is that we must have enhanced oversight of corporations to ensure their financial statements are accurate, their officers act in the interest of shareholders and their directors are truly independent. The Sarbanes-Oxley Act passed by Congress in August, is already having an impact in these areas. We believe governance of the American Express(R) Funds is consistent with the standards imposed by Sarbanes-Oxley.

The American Express Funds Board is an independent body comprised of 10 members who are nominated by the independent directors. American Express Financial Corporation is represented by three board members, however, they do not play a role on the nominating committee. I am proud of our board members who come from across the United States and bring strong, diverse skills to the assignment of looking out for the interest of the Funds' shareholders. In 2002, we saw solid evidence of progress in several areas including, importantly, investment performance.

In addition, the Funds auditors, KPMG LLP, are independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

Further, the Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on Nov. 13, 2002, and most will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

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3 -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2002 SEMIANNUAL REPORT



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Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

In spite of a mostly positive fourth quarter*, 2002 proved to be an extraordinarily challenging year for investors, with the benchmark stock indices -- the Dow, the Nasdaq and the S&P 500 -- all registering percentage losses well into the double digits.

While there were technical factors that put a damper on market performance last year, most notably, P/E ratios that are surprisingly high after three years of a bear market, it was corporate governance issues that fostered a general atmosphere of mistrust. The collapse of several large, high profile companies due to outright fraud and malfeasance has been -- and ought to be -- outrageous to the investing public. The magnitude of this wrongdoing is still shocking months after the fact. When many economic factors should have been giving investors reason for optimism, the steady drip of news about these companies sapped overall confidence.

I believe there is ample evidence that conditions are not as bad as the markets seem to think. While corporate earnings have been weak, the economy grew at the respectable rate of about 3% last year, compared to 0.1% in 2001. A portion of the softness in earnings can be attributed to excess capacity added in the late `90s.


KEY POINTS

-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain a significant allocation to equities.

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4 -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2002 SEMIANNUAL REPORT

Economic and Market Update

Interest rates are another bright spot. They are the lowest they have been in 40 years, which has added to consumer and business purchasing power. There's no better illustration of this than the housing market, which has remained vigorous. Finally, the business productivity gains we've seen since the mid-`90s are remarkable, making products and services less expensive. The macroeconomic picture, while not ideal, is certainly positive.

For these reasons, I'm cautiously optimistic about market prospects for 2003. Of course, there are still risks. Much of what happens this year will depend on external factors, such as whether or not more scandals arise and the implications of potential conflict in Iraq. In the short term, military action in Iraq would almost certainly produce an oil price spike; if that increase became severe enough for a significant period of time, it would create inflationary pressures that could endanger economic growth.

In addition to stocks, some bond categories offer opportunity. Though we believe U.S. Treasuries are currently overvalued, select corporate, high-yield and municipal issues may provide competitive returns this year. Speak to your financial advisor to learn more about different asset classes.

After three years of negative stock market returns, many individual investors are rebalancing portfolios with regard to risk and return. If you are repositioning, we would encourage moderate changes from stocks to bonds. The risk inherent in emotion-based repositioning is that you will go too far too fast. I encourage gradual movement across categories. Should interest rates move at all in 2003, it's likely that they'll go up, which will have a negative impact on most bonds. Continue to invest according to your individual timeframe and financial goals.

As always, thank you for investing with American Express Financial Advisors.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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5 -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2002 SEMIANNUAL REPORT



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Fund Snapshot
         AS OF NOV. 30, 2002

PORTFOLIO MANAGER
Portfolio manager                                           Scott Kirby
Tenure/since                                                       2/02
Years in industry                                                    22

FUND OBJECTIVE
The Fund seeks to provide shareholders with current income as its primary goal and, as its secondary goal, preservation of capital.

Inception dates
A: 2/14/02        B: 2/14/02        C: 2/14/02       Y: 2/14/02

Ticker symbols
A: AUGAX          B: AUGBX          C: AUGCX         Y: --

Total net assets                                         $348.0 million
Number of holdings                                    approximately 130

STYLE MATRIX
Shading within the style matrix indicates areas in which the Fund generally invests.

       DURATION
SHORT    INT.   LONG
          X           HIGH
                      MEDIUM  QUALITY
                      LOW

Individual securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payments of principal and interest. The Fund's yield and share price are not guaranteed, and may vary with market conditions.

Fund holdings are subject to change.

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6 -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2002 SEMIANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q: How did AXP U.S. Government Mortgage Fund perform during the six-month period ended Nov. 30, 2002?

A: For the six-month period, the Fund returned 4.00% (Class A shares, excluding sales charge), outperforming the Lehman Brothers Mortgage-Backed Securities Index returning 3.83%, and the Lipper U.S. Mortgage Funds Index, returning 3.65% for the same timeframe.

Q:  What factors significantly impacted performance?

A: The Fund was managed in an environment of weak economic growth and declining interest rates. As interest rates fell, homeowners began refinancing their mortgages in record numbers. When refinancing occurs, existing mortgage bonds with higher yields are refunded; which means their principal is paid, and new bonds are issued with lower yields. As the Fund invests in lower-yielding mortgages, the Fund's level of income can decline. In this environment, we captured a fair amount of the market's positive performance. Because of the uncertain economic environment and concerns about corporate governance, investors sought safety and quality. Therefore, many market participants preferred the relative safety of mortgage-backed bonds over corporate bonds. The combination of declining yields and increased demand boosted the prices of

(bar graph)
PERFORMANCE COMPARISON
For the six-month period ended Nov. 30, 2002

  8%
  6%        (bar 1)       (bar 2)       (bar 3)
  4%        +4.00%        +3.83%        +3.65%
  2%
  0%

(bar 1) AXP U.S. Government Mortgage Fund Class A (excluding sales charge)

(bar 2) Lehman Brothers Mortgage-Backed Securities Index(1) (unmanaged)

(bar 3) Lipper U.S. Mortgage Funds Index(2)

(1) Lehman Brothers Mortgage-Backed Securities Index, an unmanaged index, includes 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association
     (FNMA).

(2) The Lipper U.S. Mortgage Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7 -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2002 SEMIANNUAL REPORT



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


Questions & Answers

(begin callout quote) > As we look ahead to 2003, we believe interest rates may rise modestly as the economy slowly begins to show signs of recovery. (end callout quote)

    the securities in the portfolio and contributed to the Fund's total return.
    The Fund also benefited from our investment in a number of well-structured
    15-year collateralized mortgage obligations (CMOs) that were less affected by the refinancing boom. In addition, when investing in mortgage bonds, we focused on those in the intermediate-term range, which performed well. The two most positive credits to the Fund were individual security selection and our "dollar roll" strategy. The dollar roll strategy involves selling a pool of mortgage-backed securities that would have delivered in the current month and we simultaneously agree to purchase a similar pool of securities at a future date. In certain market environments like the one

TOTAL RETURNS

as of Nov. 30, 2002

                                Class A                   Class B                   Class C                    Class Y
(Inception dates)              (2/14/02)                 (2/14/02)                 (2/14/02)                  (2/14/02)
                         NAV(1)       POP(2)        NAV(1)   After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)       POP(5)

6 months*                +4.00%       -0.93%        +3.41%       -1.59%       +3.41%       +2.41%       +4.09%       +4.09%
1 year                     N/A          N/A           N/A          N/A          N/A          N/A          N/A          N/A
5 years                    N/A          N/A           N/A          N/A          N/A          N/A          N/A          N/A
10 years                   N/A          N/A           N/A          N/A          N/A          N/A          N/A          N/A
Since inception*         +5.82%       +0.79%        +5.23%       +0.23%       +5.20%       +4.20%       +5.96%       +5.96%


* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8 -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2002 SEMIANNUAL REPORT

Questions & Answers

    we are experiencing, we believe this strategy adds to the return potential of the Fund without significantly increasing its risk profile.

Q:  What changes did you make to the portfolio during the period?

A: We continued to invest more than 80% of the portfolio in mortgage-backed securities, emphasizing those issued by government mortgage agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). The remaining assets were diversified among bonds and notes issued by the U.S. Treasury and other U.S. government agencies. Our focus was on generating a competitive level of current income while maintaining an extremely high level of credit quality. Therefore, we emphasized securities from high-quality issuers, and we found the best values coming from intermediate-term bonds, which offered a yield advantage and appreciated significantly in price as interest rates declined.

Q:  What is your outlook for the months ahead?

A: Recently, we've seen mixed economic news due to the overhanging geo-political risks. As we look ahead to 2003, we believe interest rates may rise modestly as the economy slowly begins to show signs of recovery. Over the last two months of 2002 we have seen a rebound in the equity market, as investors have become more confident the economic recovery will continue and corporate profits will strengthen in the months ahead. This renewed interest in equities may mean that bond investors will switch some of their assets to equities, which would put further downward pressure on bond prices. We have positioned the Fund for a period of rising interest rates and falling bond prices. Therefore, our primary focus has been to generate a competitive dividend for shareholders while preserving capital. As always, we will work to minimize credit risk and remain primarily invested in securities issued by U.S. government mortgage agencies.

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9 -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2002 SEMIANNUAL REPORT



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Investments in Securities

AXP U.S. Government Mortgage Fund

Nov. 30, 2002 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (99.5%)

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Mortgage-backed securities
Federal Home Loan Mtge Corp
         01-01-09               7.00%               $934,117            $993,118
         03-01-10               8.00               1,352,480           1,425,904
         11-01-10               7.00                 821,478             872,135
         03-01-12               7.50               2,876,446           3,055,337
         06-01-15               7.50               4,928,983           5,235,363
         12-01-16               6.50                 905,647             952,963
         02-01-17               5.50               1,836,050           1,884,294
         02-01-17               6.50               5,328,500           5,616,413
         04-01-17               7.00               2,335,962           2,485,031
         06-01-17               6.50               1,694,227           1,776,896
         07-01-17               6.00                 938,817             974,819
         10-01-17               8.00               1,840,437           1,981,647
         01-01-18               5.00               3,000,000(b)        3,015,930
         01-01-18               5.50               2,000,000(b)        2,043,760
         04-01-22               6.50               2,677,961           2,788,598
         05-01-22               6.50               2,690,597           2,801,755
         03-01-30               7.50                 657,711             695,871
         06-01-31               8.00               1,346,571           1,437,167
         03-01-32               7.00                 897,894             941,355
         04-01-32               7.00               7,964,793           8,310,764
         06-01-32               7.00               5,451,741           5,688,551
         07-01-32               7.00               1,000,250           1,043,699
         08-01-32               6.50              13,443,496          13,905,466
         09-01-32               6.50               3,663,690(b)        3,789,588
         01-01-33               6.00               7,000,000(b)        7,131,250
     Collateralized Mtge Obligation
         02-15-16               5.50               3,000,000           3,113,433
         06-15-26               6.50               1,000,000           1,033,226
         02-25-42               6.00               1,000,000           1,052,040
         02-25-42               6.50               4,912,938           5,150,479
     Interest Only
         11-15-25                 --               2,932,010(d)          205,839
         03-15-32              34.29               4,028,528(d)          273,769
Federal Natl Mtge Assn
         05-01-08               7.75                 996,173           1,059,099
         08-01-10               7.50               1,982,747(b)        2,109,444
         08-25-12               4.72               4,000,000           3,890,559
         09-01-12               6.74               1,883,785           2,109,739
         10-01-12               5.50               1,952,567           2,031,210
         01-01-15               5.50               1,000,000(b)        1,021,560
         12-01-15               5.50               6,000,000(b)        6,148,140
         05-01-16               6.00               3,478,822           3,614,686
         08-01-16               6.50                 827,907             868,729
         11-01-16               7.00               1,613,304           1,723,806
         12-01-16               5.50               2,631,495           2,699,287
         01-01-17               6.00               2,248,651           2,336,472
         02-01-17               7.00               2,296,237           2,444,393
         03-01-17               6.00               2,308,510           2,405,134
         03-01-17               6.50                 932,576             983,608
         03-01-17               7.00                 411,150             436,033
         04-01-17               6.50                 965,001(c)        1,017,827
         04-01-17               7.50                 461,314             490,805
         06-01-17               6.00               3,065,848           3,185,471
         06-01-17               6.50               5,291,026           5,551,798
         06-01-17               7.00               1,737,485           1,841,908
         07-01-17               6.00               9,606,035           9,981,247
         08-01-17               5.50               4,833,028           4,963,999
         08-01-17               6.00               2,867,245           2,979,119
         11-01-17               5.50               3,000,000           3,076,406
         01-01-18               5.00               5,500,000(b)        5,522,330
         08-01-22               6.50               1,890,689           1,968,655
         04-01-25               8.00               1,786,073           1,936,665
         12-01-28               7.00               2,762,325           2,909,895
         03-01-29               6.50               9,637,668          10,029,185
         05-01-29               6.50               8,702,928           8,994,176
         06-01-29               6.00              10,057,826          10,314,613
         06-25-30               7.50                 791,507             853,293
         01-01-31               5.50               2,000,000(b)        1,998,120
         06-01-31               7.00               7,461,816           7,836,941
         09-01-31               7.00               4,121,112           4,331,545
         09-01-31               7.50               4,548,413           4,822,346
         10-01-31               9.50                 486,595             536,743

See accompanying notes to investments in securities.

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Bonds (continued)

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
         11-01-31               6.50%             $1,829,489          $1,900,893
         12-01-31               5.50                 500,000(b)          501,250
         01-01-32               6.00               2,842,445           2,907,835
         01-01-32               6.50               1,610,591           1,673,456
         03-01-32               6.50               4,556,705           4,726,068
         03-01-32               7.00               3,481,109           3,651,846
         04-01-32               6.50              10,371,395          10,767,483
         04-01-32               7.00               4,228,670           4,436,076
         05-01-32               6.50               6,032,204           6,267,698
         05-01-32               6.50               1,579,727(b)        1,632,532
         05-01-32               7.00               4,069,528           4,248,841
         06-01-32               6.50               1,765,586           1,829,517
         06-01-32               6.50               2,611,365(b)        2,698,612
         06-01-32               7.00               2,118,797           2,213,253
         07-01-32               6.50               2,574,504(b)        2,660,560
         07-01-32               6.50              11,629,408          12,055,388
         08-01-32               6.50                 450,132(b)          465,178
         08-01-32               6.50               8,268,477           8,544,862
         09-01-32               6.00               2,992,961           3,061,906
         09-01-32               6.50               4,981,176(b)        5,147,678
         10-01-32               6.00               2,971,310           3,039,757
         11-01-32               6.00               6,000,000           6,138,214
     Collateralized Mtge Obligation
         10-25-09               5.00              19,483,815           1,544,788
         04-25-12               5.34               5,000,000           5,171,243
         03-25-15               5.00               5,000,000           5,072,279
         08-25-31               7.50               3,823,151           4,126,614
         08-25-42               5.00               2,000,000           2,042,920
     Interest Only
         07-25-21               6.21               9,214,875(d)        1,048,479
Govt Natl Mtge Assn
         09-15-14               6.00               4,873,855           5,120,811
         10-15-27               7.00                 779,029             821,911
         10-15-28               6.50                 635,042             661,432
         04-15-29               6.50                 927,802             966,101
         09-15-29               6.50                 595,639             620,227
         11-15-31               7.00               1,514,573           1,591,341
         12-15-31               6.50                 968,665           1,007,946
         02-15-32               6.50               1,238,889           1,289,112
Residential Funding Mtge
     Collateralized Mtge Obligation
         10-25-17               5.50               1,993,187           2,026,199

Total bonds
(Cost: $344,546,176)                                                $346,381,752

Short-term securities (11.7%)

Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies Federal Home Loan Bank Disc Nt
         02-21-03               1.25%            $16,800,000         $16,753,514
Federal Home Loan Mtge Corp Disc Nts
         02-20-03               1.24               1,100,000           1,096,994
         02-27-03               1.26               1,000,000             997,028
Federal Natl Mtge Assn Disc Nts
         12-11-02               1.69               2,600,000           2,598,672
         12-12-02               1.45               1,700,000           1,699,110
         12-23-02               1.46               4,100,000           4,096,009
         12-23-02               1.57               4,600,000           4,595,185
         12-27-02               1.52               1,000,000             998,818
         01-22-03               1.55               5,100,000           5,091,124
         02-26-03               1.27               2,700,000           2,692,067

Total short-term securities
(Cost: $40,613,644)                                                  $40,618,521

Total investments in securities
(Cost: $385,159,820)(e)                                             $387,000,273

See accompanying notes to investments in securities.

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11 -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2002 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Nov. 30, 2002, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $46,100,548

(c) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

     Type of security                                            Notional amount
     ---------------------------------------------------------------------------
     Sale contracts

     Swap Futures, April 2003, 10-year                                $2,500,000
     U.S. Treasury Notes, March 2003, 5-year                           4,100,000

(d) Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest-only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of Nov. 30, 2002.

(e) At Nov. 30, 2002, the cost of securities for federal income tax purposes was approximately $385,160,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $ 2,863,000

     Unrealized depreciation                                         (1,023,000)
                                                                     ----------
     Net unrealized appreciation                                    $ 1,840,000
                                                                    -----------

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12 -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2002 SEMIANNUAL REPORT



Financial Statements

Statement of assets and liabilities

AXP U.S. Government Mortgage Fund

Nov. 30, 2002 (Unaudited)

Assets
Investments in securities, at value (Note 1)
   (identified cost $385,159,820)                                                                      $387,000,273
Cash in bank on demand deposit                                                                              200,506
Capital shares receivable                                                                                   828,427
Dividends and accrued interest receivable                                                                 1,636,537
Receivable for investment securities sold                                                                20,401,007
                                                                                                         ----------
Total assets                                                                                            410,066,750
                                                                                                        -----------

Liabilities
Dividends payable to shareholders                                                                           137,394
Capital shares payable                                                                                      101,802
Payable for investment securities purchased                                                              34,201,964
Payable for securities purchased on a when-issued basis (Note 1)                                         27,480,080
Accrued investment management services fee                                                                    9,899
Accrued distribution fee                                                                                     11,412
Accrued transfer agency fee                                                                                   2,657
Accrued administrative services fee                                                                             952
Other accrued expenses                                                                                       77,442
                                                                                                             ------
Total liabilities                                                                                        62,023,602
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $348,043,148
                                                                                                       ============

Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    675,976
Additional paid-in capital                                                                              343,755,798
Excess of distributions over net investment income                                                         (261,709)
Accumulated net realized gain (loss)                                                                      2,021,011
Unrealized appreciation (depreciation) on investments (Note 5)                                            1,852,072
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                               $348,043,148
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $185,791,350
                                                            Class B                                    $148,289,690
                                                            Class C                                    $ 13,949,731
                                                            Class Y                                    $     12,377
Net asset value per share of outstanding capital stock:     Class A shares         36,093,096          $       5.15
                                                            Class B shares         28,793,849          $       5.15
                                                            Class C shares          2,708,209          $       5.15
                                                            Class Y shares              2,404          $       5.15
                                                                                        -----          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2002 SEMIANNUAL REPORT



Statement of operations

AXP U.S. Government Mortgage Fund

Six months ended Nov. 30, 2002 (Unaudited)

Investment income
Income:
Interest                                                                                                 $5,929,635
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                          628,834
Distribution fee
   Class A                                                                                                  171,701
   Class B                                                                                                  474,372
   Class C                                                                                                   48,059
Transfer agency fee                                                                                         133,682
Incremental transfer agency fee
   Class A                                                                                                    7,619
   Class B                                                                                                   10,082
   Class C                                                                                                    1,167
Service fee -- Class Y                                                                                            6
Administrative services fees and expenses                                                                    59,757
Compensation of board members                                                                                 6,505
Custodian fees                                                                                               22,340
Printing and postage                                                                                         32,999
Registration fees                                                                                            62,798
Audit fees                                                                                                    7,750
Other                                                                                                        16,000
                                                                                                             ------
Total expenses                                                                                            1,683,671
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (111,373)
                                                                                                           --------
                                                                                                          1,572,298
   Earnings credits on cash balances (Note 2)                                                                  (864)
                                                                                                               ----
Total net expenses                                                                                        1,571,434
                                                                                                          ---------
Investment income (loss) -- net                                                                           4,358,201
                                                                                                          ---------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                         1,964,751
   Futures contracts                                                                                       (143,261)
   Options contracts written (Note 6)                                                                         8,999
                                                                                                              -----
Net realized gain (loss) on investments                                                                   1,830,489
Net change in unrealized appreciation (depreciation) on investments                                       1,171,909
                                                                                                          ---------
Net gain (loss) on investments                                                                            3,002,398
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                          $7,360,599
                                                                                                         ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2002 SEMIANNUAL REPORT



Statements of changes in net assets

AXP U.S. Government Mortgage Fund

                                                                                Nov. 30, 2002   For the period from
                                                                             Six months ended     Feb. 14, 2001* to
                                                                                   (Unaudited)         May 31, 2002

Operations and distributions
Investment income (loss) -- net                                                  $  4,358,201           $   448,697
Net realized gain (loss) on investments                                             1,830,489               188,897
Net change in unrealized appreciation (depreciation) on investments                 1,171,909               651,272
                                                                                    ---------               -------
Net increase (decrease) in net assets resulting from operations                     7,360,599             1,288,866
                                                                                    ---------             ---------
Distributions to shareholders from:
   Net investment income
     Class A                                                                       (2,925,720)             (297,178)
     Class B                                                                       (1,639,428)              (75,981)
     Class C                                                                         (167,350)              (12,617)
     Class Y                                                                             (273)                  (80)
                                                                                         ----                   ---
Total distributions                                                                (4,732,771)             (385,856)
                                                                                   ----------              --------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                        174,639,305            32,847,519
   Class B shares                                                                 131,799,905            28,841,488
   Class C shares                                                                  10,144,688             4,695,391
   Class Y shares                                                                         502                 1,500
Reinvestment of distributions at net asset value
   Class A shares                                                                   2,375,021                80,237
   Class B shares                                                                   1,520,734                51,011
   Class C shares                                                                     149,906                 8,025
   Class Y shares                                                                          42                     2
Payments for redemptions
   Class A shares                                                                 (50,515,945)             (811,270)
   Class B shares (Note 2)                                                        (14,202,706)             (927,337)
   Class C shares (Note 2)                                                         (1,093,558)             (123,023)
   Class Y shares                                                                          (2)                   --
                                                                                           --                    --
Increase (decrease) in net assets from capital share transactions                 254,817,892            64,663,543
                                                                                  -----------            ----------
Total increase (decrease) in net assets                                           257,445,720            65,566,553
Net assets at beginning of period                                                  90,597,428            25,030,875**
                                                                                   ----------            ----------
Net assets at end of period                                                      $348,043,148           $90,597,428
                                                                                 ============           ===========
Undistributed (excess of distributions over) net investment income               $   (261,709)          $   112,861
                                                                                 ------------           -----------

 * When shares became publicly available.

** Initial capital of $25,000,000 was contributed on Feb. 7, 2002. The Fund had an increase in net assets resulting from operations of $30,875 during the period from Feb. 7, 2002 to Feb. 14, 2002 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2002 SEMIANNUAL REPORT

Notes to Financial Statements

AXP U.S. Government Mortgage Fund

(Unaudited as to Nov. 30, 2002)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Government Income Series, Inc. (formerly AXP Federal Income Fund, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Government Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in mortgage-backed securities. On Feb. 7, 2002, IDS Life Insurance Company (IDS Life) invested $25,000,000 in the Fund which represented 4,994,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5.00 per share. Shares of the Fund were first offered to the public on Feb. 14, 2002.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
16 -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2002 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write put and call options. This may include purchasing mortgage-backed security (MBS) put spread options and writing covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Short sales

The Fund may engage in short sales. In these transactions, the Fund sells a security that it does not own. The Fund is obligated to replace the security that was short by purchasing it at the market price at the time of replacement or entering into an offsetting transaction with the broker. The price at such time may be more or less than the price at which the Fund sold the security.

--------------------------------------------------------------------------------
17 -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2002 SEMIANNUAL REPORT

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Nov. 30, 2002, the Fund has entered into outstanding when-issued securities of $27,480,080 and other forward-commitments of $18,620,468.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
18 -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2002 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.52% to 0.395% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $926,950 for Class A, $51,429 for Class B and $4,376 for Class C for the six months ended Nov. 30, 2002.

For the six months ended Nov. 30, 2002, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 0.97% for Class A, 1.73% for Class B, 1.73% for Class C and 0.77% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until May 31, 2003. Under this agreement, total expenses will not exceed 0.99% for Class A, 1.75% for Class B, 1.75% for Class C and 0.81% for Class Y of the Fund's average daily net assets.

During the six months ended Nov. 30, 2002, the Fund's custodian and transfer agency fees were reduced by $864 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
19 -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2002 SEMIANNUAL REPORT



3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $590,228,932 and $336,774,437, respectively, for the six months ended Nov. 30, 2002. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods are as follows:

                                                            Six months ended Nov. 30, 2002
                                              Class A           Class B          Class C           Class Y

Sold                                       34,053,538        25,683,288        1,976,311                98
Issued for reinvested distributions           461,887           295,668           29,154                 8
Redeemed                                   (9,819,076)       (2,761,875)        (212,473)               (1)
                                           ----------        ----------         --------                --
Net increase (decrease)                    24,696,349        23,217,081        1,792,992               105
                                           ----------        ----------        ---------               ---

                                                            Feb. 14, 2002* to May 31, 2002
                                              Class A           Class B          Class C           Class Y

Sold                                        6,548,408         5,749,357          936,279               299
Issued for reinvested distributions            15,930            10,111            1,590                --
Redeemed                                     (161,591)         (184,700)         (24,652)               --
                                             --------          --------          -------                --
Net increase (decrease)                     6,402,747         5,574,768          913,217               299
                                            ---------         ---------          -------               ---

* When shares became publicly available.

5. INTEREST RATE FUTURES CONTRACTS

As of Nov. 30, 2002, investments in securities included securities valued at $527,371 that were pledged as collateral to cover initial margin deposits on 66 open sale contracts. The notional market value of the open sale contracts as of Nov. 30, 2002, was $7,250,453 with a net unrealized gain of $11,619. See "Summary of significant accounting policies."

6. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                       Six months ended Nov. 30, 2002
                                                    Calls
                                   Contracts                   Premiums

Balance May 31, 2002                      --                   $     --
Opened                                   286                     37,187
Closed                                   (86)                   (27,187)
Expired                                 (200)                   (10,000)
                                        ----                    -------
Balance Nov. 30, 2002                     --                   $     --
                                          --                   --------

See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
20 -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2002 SEMIANNUAL REPORT

7. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank N.A. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2002.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended May 31,                               2002(j)       2002(b)

Net asset value, beginning of period                      $5.06         $5.01

Income from investment operations:

Net investment income (loss)                                .10           .04

Net gains (losses) (both realized and unrealized)           .10           .04

Total from investment operations                            .20           .08

Less distributions:

Dividends from net investment income                       (.11)         (.03)

Net asset value, end of period                            $5.15         $5.06

Ratios/supplemental data

Net assets, end of period (in millions)                    $186           $58

Ratio of expenses to average daily net assets(c),(e)       .97%(d)       .95%(d)

Ratio of net investment income (loss)
to average daily net assets                               3.95%(d)      2.98%(d)

Portfolio turnover rate (excluding short-term securities)  141%          200%

Total return(i)                                           4.00%(k)      1.75%(k)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21 -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2002 SEMIANNUAL REPORT

Class B

Per share income and capital changes(a)

Fiscal period ended May 31,                               2002(j)       2002(b)

Net asset value, beginning of period                      $5.07         $5.01

Income from investment operations:

Net investment income (loss)                                .08           .03

Net gains (losses) (both realized and unrealized)           .09           .05

Total from investment operations                            .17           .08

Less distributions:

Dividends from net investment income                       (.09)         (.02)

Net asset value, end of period                            $5.15         $5.07

Ratios/supplemental data

Net assets, end of period (in millions)                    $148           $28

Ratio of expenses to average daily net assets(c),(f)      1.73%(d)      1.74%(d)

Ratio of net investment income (loss)
to average daily net assets                               3.15%(d)      2.68%(d)

Portfolio turnover rate (excluding short-term securities)  141%          200%

Total return(i)                                           3.41%(k)      1.76%(k)

Class C

Per share income and capital changes(a)

Fiscal period ended May 31,                               2002(j)       2002(b)

Net asset value, beginning of period                      $5.07         $5.01

Income from investment operations:

Net investment income (loss)                                .08           .03

Net gains (losses) (both realized and unrealized)           .09           .05

Total from investment operations                            .17           .08

Less distributions:

Dividends from net investment income                       (.09)         (.02)

Net asset value, end of period                            $5.15         $5.07

Ratios/supplemental data

Net assets, end of period (in millions)                     $14            $5

Ratio of expenses to average daily net assets(c),(g)      1.73%(d)      1.73%(d)

Ratio of net investment income (loss)
to average daily net assets                               3.18%(d)      2.60%(d)

Portfolio turnover rate (excluding short-term securities)  141%          200%

Total return(i)                                           3.41%(k)      1.74%(k)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22 -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2002 SEMIANNUAL REPORT

Class Y

Per share income and capital changes(a)

Fiscal period ended May 31,                               2002(j)       2002(b)

Net asset value, beginning of period                      $5.06         $5.01

Income from investment operations:

Net investment income (loss)                                .11           .04

Net gains (losses) (both realized and unrealized)           .10           .04

Total from investment operations                            .21           .08

Less distributions:

Dividends from net investment income                       (.12)         (.03)

Net asset value, end of period                            $5.15         $5.06

Ratios/supplemental data

Net assets, end of period (in millions)                     $--           $--

Ratio of expenses to average daily net assets(c),(h)       .77%(d)       .78%(d)

Ratio of net investment income (loss)
to average daily net assets                               4.26%(d)      2.95%(d)

Portfolio turnover rate (excluding short-term securities)  141%          200%

Total return(i)                                           4.09%(k)      1.80%(k)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.06% and 1.58% for the periods ended Nov. 30, 2002 and May 31, 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 1.83% and 2.34% for the periods ended Nov. 30, 2002 and May 31, 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 1.82% and 2.34% for the periods ended Nov. 30, 2002 and May 31, 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 0.88% and 1.40% for the periods ended Nov. 30, 2002 and May 31, 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Six months ended Nov. 30, 2002 (Unaudited).

(k)  Not annualized.

--------------------------------------------------------------------------------
23 -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2002 SEMIANNUAL REPORT



Results of Meeting of Shareholders

AXP U.S. GOVERNMENT MORTGAGE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                                    Shares Voted "For"         Shares Withholding Authority to Vote

Arne H. Carlson                      488,839,211.156                     18,339,032.045
Philip J. Carroll, Jr.               489,444,682.943                     17,733,560.258
Livio D. DeSimone                    489,311,342.916                     17,866,900.285
Barbara H. Fraser                    489,573,322.023                     17,604,921.178
Ira D. Hall                          489,664,617.603                     17,513,625.598
Heinz F. Hutter                      489,113,478.151                     18,064,765.050
Anne P. Jones                        489,064,701.887                     18,113,541.314
Stephen R. Lewis, Jr.                490,515,392.934                     16,662,850.267
Alan G. Quasha                       490,015,388.746                     17,162,854.455
Stephen W. Roszell                   490,120,393.802                     17,057,849.399
Alan K. Simpson                      488,116,122.686                     19,062,120.515
Alison Taunton-Rigby                 489,767,870.570                     17,410,372.631
William F. Truscott                  490,015,475.979                     17,162,767.222


--------------------------------------------------------------------------------
24 -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2002 SEMIANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes

 396,150,335.230         40,858,504.609       18,123,444.362    52,045,959.000

2(b). To change the name of the corporation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes

 451,867,760.860         35,805,074.223       19,505,408.118         0.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
25 -- AXP U.S. GOVERNMENT MORTGAGE FUND -- 2002 SEMIANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

(1/03)

AXP U.S. Government Mortgage Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

American
   Express(R)
 Funds

AMERICAN
   EXPRESS(R)

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6256 A (1/03)